THE SARATOGA ADVANTAGE TRUST

JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO

Supplement dated May 23, 2013 to the Prospectus dated December 31, 2012 of the James Alpha Global Enhanced Real Return Portfolio (the “Prospectus”)

Reference is made to the section entitled “CLASS A SHARES REDUCED SALES CHARGE INFORMATION” beginning on page 27 of the Prospectus.  Regarding purchases of $1,000,000 or more, the following information is added as footnote 4 to the table in this section entitled “REDUCED SALES CHARGE FOR U.S. RESIDENTS”:

4 The Manager may pay, monthly in 12 equal installments, certain commissions to brokers who initiate and are responsible for purchases by any single purchaser who is a resident of the United States as follows: for purchases of $1 million to $3 million, the Manager will pay 0.75%, plus 0.50% on any amounts over $3 million up to $50 million, and 0.25% on any amounts over $50 million.

This Supplement updates and supersedes any contrary information contained in the Prospectus.

This Supplement should be retained for future reference.